PLEDGE AGREEMENT


		PLEDGE AGREEMENT (this "Agreement") made this ____ day of August, 2000, among the undersigned shareholder of MADEMYWAY.COM, INC., a Delaware corporation with an office at 25B Hanover Road, #305, Florham Park, New Jersey 07932 (the "Corporation") (such shareholder, with the same address as the Corporation, hereinafter referred to as the "Pledgor"), and BRUCE GALLOWAY, as collateral agent, having an office at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019 ("Secured Party").

W I T N E S S E T H :

WHEREAS, the Pledgor owns eighty-eight percent (88%) of the issued and outstanding stock of the Corporation;

WHEREAS, the Pledgor has on or about this day executed and delivered those certain Secured Promissory Notes dated the date hereof (the "Notes") to the persons identified on Schedule 1;

WHEREAS, the Pledgor has agreed to secure the Pledgor's debts, obligations, and liabilities under the Notes with a pledge of its stock in the Corporation; and

WHEREAS, the Pledgor has agreed to execute and deliver this Agreement with the Secured Party, who is acting as collateral agent;

NOW THEREFORE, in consideration of these premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

		1.	Pledged Interests.  The term "Pledged Stock" as used herein
shall mean and include 4,400,000 shares of the common capital stock of the
Corporation represented by Certificate No. 3 and any stock certificate, option or rights issued by the Corporation as an addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

		2.	Pledge.

		Subject only to the pledge evidenced by that certain Stock Pledge Agreement dated July 31, 2000 between the Pledgor and the Secured Party (the "Prior Pledge"):

		a)	As collateral security for the due payment and performance
of all indebtedness and other liabilities and obligations of the Pledgor under, arising out of, or in any way connected with the Notes and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Agreement and the Notes, whether now existing or hereafter arising (all hereinafter referred to collectively as the "Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Secured Party all the Pledged Stock owned by the Pledgor, and hereby grants to the Secured Party a first lien and security interest in all the Pledged Stock and in the proceeds thereof.

		b)	If the Pledgor shall become entitled to receive or shall
receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the Secured Party's agent, shall hold them in trust for the Secured Party, and shall deliver them forthwith to the Secured Party in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Secured Party, subject to the terms hereof, as further collateral security for the Obligations.

		c)	In the event of the occurrence and continuation of any Event of Default defined or specified in the Notes,  the Secured Party or his nominee may, in addition to any other rights the Secured Party may possess in such event and without notice, exercise the right to receive dividends payable thereon, the right to exchange, at its discretion, any and all of the Pledged
Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Corporation or upon the exercise by the Corporation of any right, privilege or option pertaining to any shares of the Pledged
Stock, and in connection therewith, to deposit and deliver any and all of the
Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by him, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

		d)	In the event of the occurrence of any Event of Default
defined or specified in the Notes, all distributions with respect to any part of the Pledged Stock shall be paid to the Secured Party to be held by the Secured Party as additional security hereunder until applied to the Obligations.

		e)	In the event of the occurrence and continuation of any Event of Default defined or specified in the Notes, the Secured Party without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, take title to and hold the
Pledged Stock, or any part thereof, and/or may forthwith, to the extent permitted by applicable law, sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged
Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement, if necessary under applicable securities laws, that any purchaser of all or any part of the Pledged Stock shall be required to purchase the Pledged Stock for investment and without any intention to make a distribution thereof) as shall be commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Party or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged
Stock so sold, free of any right in the Pledgor, which right is hereby expressly waived and released.

		f)	The proceeds of any collection, recovery, receipt,
appropriation, realization or sale as aforesaid, shall be applied as follows:

			First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Secured Party hereunder, including reasonable attorneys' fees and legal expenses;

			Second, to the satisfaction of the Obligations;

			Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

			Fourth, to the Pledgor to the extent of the surplus proceeds, if any.

		g)	The Secured Party shall give not less than ten (10) days'
notice of the time and place of any public or private sale and such notice shall be deemed to be reasonable notification of such matters so long as such notice is given in accordance with 8 hereof and, with respect to a private sale, includes a description of the sale terms.

		3.	Representations and Warranties.  The Pledgor represents and
warrants that:

		a)	The Pledgor is, as of the date hereof, the direct and
beneficial owner of the number of shares of the Pledged Stock pledged hereby;

		b)	The Pledged Stock constitutes eighty-eight (88%) of the
issued and outstanding shares of capital stock of the Corporation;

		c)	All of the shares of the Pledgor's Pledged Stock have been
duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such interest or the proceeds thereof except for the security interests granted to the Secured Party;

		d)	Upon delivery of the Pledged Stock to the Secured Party or
an agent of the Secured Party, this Pledge Agreement creates and grants a valid lien on and perfected security interest in the shares of the Pledged
Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock except as permitted or contemplated by the Prior
Pledge;

		e)	The Pledgor has the power and authority to execute, deliver
and perform this Agreement. All necessary action to authorize the execution, delivery and performance of this Agreement has been duly and properly taken;

		f)	The execution, delivery and performance of this Agreement
will not i) violate any provision of law or any order of any court or other agency or instrumentality of government, or any material indenture, agreement or other instrument to which the Pledgor is a party or by which any of the property or assets of the Pledgor is bound, or ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or iii) except as contemplated by this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Pledgor, the result of any of which would materially adversely affect enforcement of this Agreement; and

g) There are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor), pending or, to the best of the Pledgor's knowledge, threatened against or affecting the Pledgor, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involve or affect this Agreement, the Pledged Stock or the assignment of the Pledged Stock. Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (having jurisdiction) which could directly or indirectly affect the performance under this Agreement.

h) Pledgor is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any governmental entity or any other person for the execution, delivery and performance of this Agreement and the Notes.

		4.	Covenants.

		a)	The Pledgor hereby covenants that for so long as the
Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not sell, convey or otherwise dispose of any shares of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby, nor will the Pledgor consent to or approve the issuance of any additional shares of any class of the issuer of the Pledged Stock without the Secured Party's prior written consent.

b) The Pledgor warrants and will defend the Secured Party's right, title and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

c) Without the prior written consent of the Secured Party, Pledgor shall have no right to reach the Collateral or to withdraw any part thereof from the possession of the Secured Party or to in any way control the Secured Party regarding the disposition of the Collateral, except as otherwise provided in this Agreement or by operation of law.

d) The Pledgor will warrant and defend the title of the Secured
Party to the Collateral against the claims and demands of all persons.

		5.	Further Assurances.  Subject to the Prior Pledge, the
Pledgor shall at any time and from time to time upon the written request of the Secured Party, execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effect the purposes of this Agreement including, without limitation, delivering to the Secured Party on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A annexed hereto.

		6.	Duties.

		a)	Beyond the exercise of reasonable care to assure the safe
custody of the Pledged Stock while held hereunder and except as otherwise provided herein, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor in the share amount set forth on Schedule A annexed hereto.

		b)	No course of dealing between the Pledgor and the Secured
Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

		c)	So far as the Pledgor is concerned, the Secured Party may,
at any time and from time to time, without the consent of, or notice to, the Pledgor, and without impairing or releasing any of the obligations of the Pledgor, upon or without any terms or conditions and in whole or in part, sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any other property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset or right with respect thereto, all in accordance with and subject to applicable agreements with respect to such other property or applicable law.

		d)	The rights and remedies herein provided, and provided in the
Notes and in all other agreements, instruments and documents delivered pursuant to the Notes, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a the Secured Party under the Uniform
Commercial Code.

e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

		7.	Notices.  All notices and other communications to the
Pledgor pursuant to this Agreement shall be in writing, sent by letter (delivered by hand or sent by registered or certified mail, return receipt requested) addressed to the Pledgor at its address set forth above, and shall be deemed to have been given on the day delivered by hand or on the earlier of actual receipt by the Pledgor or three (3) days after deposited in the mails, postage prepaid.

8. Successors. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding the foregoing, the Pledgor shall not have the right to assign or delegate any of its rights or obligations hereunder without the prior written consent of the Secured Party, and any purported assignment or delegation in the absence of such consent shall be void.

9. Governing Law; Jurisdiction.  (i)  THIS AGREEMENT WILL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE
SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.   (ii)
EACH PARTY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY COURT OF THE STATE OF NEW YORK. EACH PARTY, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. EACH PARTY AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7 OF THIS AGREEMENT, EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

10. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

		IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.


							DATAMETRICS CORPORATION



							By:  /s/
							     Name:
							     Title:


							BRUCE GALLOWAY,  as
							   Collateral Agent


							     /s/


		This Corporation is signing below to confirm its consent to the pledge described above.

							MADEMYWAY.COM, INC.



							By:  /s/
							     Name:
							     Title:






STATE OF NEW JERSEY


___________ County
August ___, 2000


	Then personally appeared the above-named Daniel P. Ginns, who did declare that he is a CEO of Datametrics Corporation and acknowledged the foregoing instrument to be his free act and deed as such CEO, and the free act and deed of Datametrics Corporation, before me,



(Seal)
	________________________________
Notary Public
My commission expires:




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Document #: 12424v2